UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2020
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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
155 East 44th Street, Suite 900
New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INTL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
The following information is furnished under Item 2.02, “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On February 27, 2020, the Company announced that it entered into a definitive agreement to acquire GAIN Capital Holdings, Inc. on certain terms and conditions (the “Merger”). In connection with the Merger, the Company is presenting certain financial information, some of which has not been previously disclosed publicly by the Company, as set forth in the excerpt from the presentation furnished on Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The presentation excerpt includes EBITDA and Adjusted EBITDA, which are measurements of operational performance that are not prepared and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and a reconciliation of such measures to the most comparable GAAP measure, Net Income. These measures should not be considered as a substitute for, or in insolation of, financial data prepared and presented in accordance with GAAP. These non-GAAP financial measures are used by the Company’s management when evaluating results of operations and cash flow. The Company’s management believes that the non-GAAP measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past periods.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Investor Presentation Excerpt

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
May 8, 2020	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer